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                                                                    EXHIBIT 10.3

  SCHEDULE OF MORTGAGES AND DEEDS OF TRUST WHICH ARE SUBSTANTIALLY IN THE FORM
               OF MORTGAGE/DEED OF TRUST ATTACHED AS EXHIBIT 10.2
           TO THE REGISTRANT'S FORM 10-Q FOR THE PERIOD ENDING 9/30/00

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
RESIDENCE                                                      LOCATION                                     DATE OF MORTGAGE
1.       Alterra Clare Bridge of Corona                        2005 Kellogg Avenue                          August 28, 2000
                                                               Corona, CA  92879-3111
                                                               San Bernadino County

2.       Alterra Clare Bridge of Leawood                       12724 State Line Road                        August 28, 2000
                                                               Leawood, KS  66221
                                                               Johnson County

3.       Alterra Clare Bridge Cottage of Topeka                5800 SW Drury Lane                           August 28, 2000
                                                               Topeka, KS  66604-2262
                                                               Shawnee County

4.       Alterra Clare Bridge Cottage of Lynchburg             208 Gristmill Drive                          August 28, 2000
                                                               Forest, VE  24551-2604
                                                               Bedford County

5.       Alterra Clare Bridge of West Melbourne                7119 Greensboro Drive                        August 28, 2000
                                                               West Melbourne, FL  32904
                                                               Brevard County

6.       Alterra Clare Bridge of Kenosha                       10108 74th Street                            August 28, 2000
                                                               Kenosha, WI
                                                               Kenosha County
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
7.       Alterra Clare Bridge Cottage of Winter Haven          6120 Cypress Gardens Blvd                    August 28, 2000
                                                               Winter Haven, FL  33884-3180
                                                               Polk County

8.       Alterra Sterling House of Winter Haven                6110 Cypress Gardens Blvd                    August 28, 2000
                                                               Winter Haven, FL  33884-3180
                                                               Polk County

9.       Alterra Clare Bridge of Frederick                     2100 Whittier Drive                          August 28, 2000
10.      Alterra Sterling House of Frederick                   Frederick, MD  21702
                                                               Frederick County

11.      Alterra Clare Bridge of Fort Wayne-Dupont             1716 East Dupont Road                        August 28, 2000
                                                               Fort Wayne, IN
                                                               Allen County

12.      Alterra Clare Bridge of New Castle                    4175 Ogletown Road                           August 28, 2000
                                                               Newark, DE  19713
                                                               New Castle County

13.      Alterra Clare Bridge of Irving Valley Ranch           8855 Valley Ranch Parkway                    August 28, 2000
                                                               Irving, TX  75063
                                                               Dallas County


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